UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

Pelican Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42666	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 304 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	PELIU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	PELI	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	PELIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2025, Pelican Acquisition Corporation, a Cayman Islands exempted company with limited liability (“PELI” or “SPAC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Pelican Holdco, Inc., a Texas corporation (“Holdco”), Pelican Merger Sub, Inc., a Texas corporation and wholly-owned subsidiary of Holdco (“Pelican Merger Sub”), Greenland Exploration Limited, a Texas Corporation (“Greenland”), Greenland Merger Sub, Inc., a Texas corporation and a wholly-owned subsidiary of Holdco (“Greenland Merger Sub”), March GL Company, a Texas corporation (“March GL”, and together with Greenland, each a “Company” and collectively, the “Companies”), and March GL Merger Sub, Inc., a Texas corporation and a wholly-owned subsidiary of Holdco (“March GL Merger Sub” and, together with Pelican Merger Sub and Greenland Merger Sub, the “Merger Subs” and each individually, a “Merger Sub”), collectively, the “Parties.”

Domestication

Prior to the Closing, PELI will effect a domestication under the Cayman Islands Companies Act and the Texas Business Organizations Code (the “TBOC”), pursuant to which PELI will discontinue as a Cayman Islands exempted company and domesticate as a Texas corporation (the “Domestication”). Upon the Domestication, each issued and outstanding PELI security will remain outstanding and automatically represent a corresponding security of PELI as a Texas corporation, without any action required by the holders. PELI’s governing documents will be amended and restated as provided in the Merger Agreement. The legal existence and continuity of PELI will be preserved and not deemed a dissolution or liquidation.

The Mergers

Following the Domestication and on the terms and subject to the conditions of the Merger Agreement, Pelican Merger Sub will merge with and into PELI, with PELI surviving as a wholly-owned subsidiary of Holdco (the “Pelican Merger”). Immediately thereafter, Greenland Merger Sub will merge with and into Greenland, with Greenland surviving as a wholly-owned subsidiary of Holdco (the “Greenland Merger”). Immediately thereafter, March GL Merger Sub will merge with and into March GL, with March GL surviving as a wholly-owned subsidiary of Holdco (the “March GL Merger”, and together with the Pelican Merger and Greenland Merger, the “Mergers”). Immediately after the March GL Merger, Holdco will contribute all of the issued and outstanding capital stock of March GL to Greenland, resulting in March GL becoming a wholly-owned subsidiary of Greenland. The Mergers and the other transactions contemplated by the Merger Agreement are collectively the “Business Combination”, and as a result of the Business Combination, Holdco will be renamed Greenland Energy Company and will become publicly traded company on the Nasdaq Stock Market LLC (“Nasdaq”).

Immediately prior to the Pelican Merger, every issued and outstanding units issued by SPAC in a private placement at the time of the consummation of the SPAC’s Initial Public Offering (the “IPO”) consisting of (i) one SPAC ordinary share, par value $0.0001 per share (“SPAC Ordinary Share”) and (ii) one SPAC Right, at the time of the consummation of the IPO, entitling the holder thereof to one-tenth of one Purchaser Ordinary Share (the “SPAC Right”), will be automatically separated and the holder thereof will be deemed to hold one SPAC Ordinary Share and one SPAC Right, and each holder of Rights shall be deemed to hold one-tenth of one SPAC Ordinary Share for each right so held. Each SPAC Ordinary Share, subject to the terms and conditions of the Merger Agreement, shall be automatically cancelled and converted into the right to receive one share of Holdco common stock.

Each SPAC Ordinary Share issued and outstanding immediately prior to the Pelican Merger with respect to which a public shareholder has validly exercised its redemption rights, will not be converted into and become a share of Holdco common stock, and shall at the Pelican Merger be converted into the right to receive from the SPAC, in cash, an amount per share calculated in accordance with such shareholder’s redemption rights, following which such redemption all redeemed shares will no longer be outstanding and will automatically be cancelled, retired, and will cease to exist.

Following the Greenland Merger, Holdco will assume each Greenland Stock Warrant remaining outstanding and unexpired (each, a “Greenland Warrant”) and each such Greenland Warrant will become a warrant of Holdco to purchase that number of Holdco Common Stock equal to the number of shares of Greenland Common Stock that would have been issuable upon the exercise of such Greenland Warrant upon the same terms and conditions as set forth in the applicable warrant agreement.

Following the time of the Mergers (the “Closing”) of the Business Combination, the combined company will be organized in a structure so that substantially all of the assets and the business of the combined company will be held by March GL.

Consideration

As consideration for the Mergers, the holders of March GL Common Stock immediately prior to the March GL Merger will be entitled to receive from Holdco, in the aggregate, 20,000,000 shares of Holdco Common Stock (the “March GL Merger Consideration”). The holders of Greenland Common Stock immediately prior to the Greenland Merger will be entitled to receive from Holdco, in the aggregate, 1,500,000 shares of Holdco Common Stock (the “Greenland Merger Consideration, and together with the March GL Merger Consideration, the “Merger Consideration”), with the Merger Consideration being a number of shares of Holdco Common Stock with an aggregate value equal to US$215,000,000, based upon a per share value of US$10.00.

Registration Statement and Shareholder Approval

Holdco will prepare and file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, that will include a proxy statement/prospectus and call an extraordinary general meeting of the holders of SPAC Ordinary Shares to vote at the meeting (the “Extraordinary Meeting”). The approval of the post-Closing organizational documents and the Domestication require a special resolution under Cayman Islands law, being the affirmative vote of a majority cast by the SPAC Ordinary Shares (as defined in the Merger Agreement), represented in person or by proxy and entitled to vote thereon at the extraordinary general meeting. The affirmative vote of a simple majority of the votes cast by holders of the SPAC Ordinary Shares, represented in person or by proxy and entitled to vote thereon at the Extraordinary Meeting is required to approve the Merger Agreement, the Business Combination and certain other actions related thereto as provided in the TBOC, the SPAC charter and applicable listing rules of Nasdaq.

Representations and Warranties; Covenants

The Parties have made customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants with respect to the conduct of the business of SPAC and Holdco prior to the Closing. The representations and warranties of the Parties will not survive Closing.

Closing Conditions

The Closing of the Business Combination is subject to certain customary conditions of the respective parties, including, among other things, that: (a) the applicable SPAC shareholder, Greenland and March GL Company shareholder approvals shall have been obtained; (b) there shall have been no Holdco Material Adverse Effect or SPAC Material Adverse Effect (each as defined in the Merger Agreement) since the date of the Merger Agreement; (c) no adverse law or order, as prescribed in the Merger Agreement; (d) after giving effect to the redemption and PIPE investment, Holdco will have net tangible assets of at least $5,000,001; (e) Holdco’s initial listing application in connection with the Transactions (as defined in the Merger Agreement) shall have been approved by Nasdaq so that immediately following the Merger, Holdco satisfies all applicable initial listing requirements of Nasdaq; and (f) each of the parties to the Ancillary Agreements (as defined in the Merger Agreement) shall have delivered, or caused to be delivered, duly executed copies of the Ancillary Agreements.

Termination

The Merger Agreement may be terminated by SPAC or each of the Companies under certain circumstances, including, among others: (a) by mutual written consent of Holdco and each of the Companies; (b) by either Holdco or each of the Companies if the Closing of the Business Combination has not occurred on or before June 30, 2026; (c) by either Holdco or the Company if any Governmental Authority (as defined in the Merger Agreement) in the United States shall have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Transactions, including the Merger, illegal or otherwise preventing or prohibiting consummation of the Transactions, the Merger; (d) by Holdco if any of the Companies shall have failed to obtain the necessary shareholder approvals; (e) by either Company or SPAC if the SPAC Special Meeting is held (including any adjournment or postponement thereof) and has concluded, the SPAC’s shareholders have duly voted, and the Required SPAC Shareholder Approval (as defined in the Merger Agreement) was not obtained; (f) by Holdco upon a breach of any representation, warranty, covenant or agreement on the part of either Company set forth in the Merger Agreement, or if any representation or warranty of either Company shall have become untrue; provided that Holdco has not waived such representation or warranty and SPAC and Holdco are not then in material breach of their representations, warranties, covenants or agreements in the Merger Agreement; provided, further, that if such breach is curable by the Company, Holdco may not terminate the Merger Agreement so long as the Company continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty (20) days after notice of such breach is provided by Holdco to the breaching Company; (g) by either Company upon a breach of any representation, warranty, covenant or agreement on the part of SPAC, any Merger Sub, and Holdco set forth in the Merger Agreement, or if any representation or warranty of SPAC, any Merger Sub, and Holdco shall have become untrue; provided that the Company has not waived such representations or warranty and the Company is not then in material uncured breach of their representations, warranties, covenants or agreements; provided, further, that, if such material breach is curable by SPAC, any Merger Sub, or Holdco the non-breaching Company may not terminate the Merger Agreement for so long as SPAC, any Merger Sub, or Holdco continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within thirty (20) days after notice of such breach is provided by either Company to Holdco; or (h) by SPAC or either Company if there has been a Material Adverse Effect on either party, taken as a whole, following the date of the Merger Agreement which is uncured for at least ten (10) business days after written notice of such Material Adverse Effect is provided by the terminating party to the other party.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Merger Agreement, which is filed as Exhibit 2.1 hereto, and which is incorporated by reference herein.

Additional Agreements Executed at the Signing of the Merger Agreement

Related Agreements

In connection with the execution of the Merger Agreement, (i) the sponsor of the SPAC, entered into a support agreement pursuant to which it agreed to vote its shares of the SPAC in favor of the transaction and take certain other actions in support of the Mergers (the “Sponsor Support Agreement”), and (ii) certain shareholders of the Company entered into a support agreement pursuant to which they agreed to vote their shares of the Company in favor of the transaction and take certain other actions in support of the Mergers (the “Company Support Agreement”). At Closing, all Company shareholders will enter into lock-up agreements (the “Form of Company Lock-Up Agreement”), restricting the transfer of certain shares for specified periods following the Closing. SPAC, Holdco, Robert Price (the “Subject Party”) will enter into a non-competition and non-solicitation agreement (the “Non-Competition and Non-Solicitation Agreement”), to be effective as of the Closing, pursuant to which, among other things, the Subject Party may not, without the prior written consent of SPAC (which may be withheld in its sole discretion), directly or indirectly engage in the Business (as defined by the Non-Competition and Non-Soliciation Agreement), anywhere in Greenland. The Company and Pelican previously entered into a confidentiality and non-disclosure agreement in connection with the transaction.

The foregoing descriptions of the Sponsor Support Agreement, Company Support Agreement, form of Company Lock-Up Agreement, and Non-Competition and Non-Solicitation Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Sponsor Support Agreement, Company Support Agreement, Form of Company Lock-Up Agreement, and Non-Competition and Non-Solicitation Agreement, copies of which are filed as Exhibit 10.1, 10.2, 10.3, and 10.4 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On September 10, 2025, the Parties issued a press release (the “Press Release”) announcing the transactions. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the SPAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

IMPORTANT NOTICES

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on current expectations of the respective management of the SPAC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the SPAC. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the Transactions, delays in obtaining or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transactions, the risk that the Transactions disrupt current plans and operations, the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably with customers and suppliers and retain key employees, costs related to the Transactions, the risk that the Transactions do not close, changes in applicable laws or regulations, the possibility that the SPAC may be adversely affected by other economic, business, and/or competitive factors, economic uncertainty caused by the impacts from the conflict in Russia and Ukraine and rising levels of inflation and interest rates, the risk that the approval of the Company shareholders of the Merger Agreement is not obtained, the risk that the approval of the shareholders of the SPAC of the Merger Agreement is not obtained, the amount of redemption requests made by the SPAC’s shareholders and the amount of funds remaining in the SPAC’s trust account after the satisfaction of such requests, the Parties ability to satisfy the conditions to closing of the Transactions, the risks discussed in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), and the risks discussed in the SPAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as preliminary and definitive proxy statements/prospectuses that combined company and/or the SPAC intend to file with the SEC in connection with the Merger Agreement. If any of these risks materialize or the Parties assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Parties presently know or that the Parties believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Parties expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Parties anticipate that subsequent events and developments may cause their assessments to change. The Parties specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Parties assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Shareholders

This communication is being made in respect of the proposed transaction involving the Parties. In connection with the transaction, The SPAC intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus. Investors and shareholders are urged to read the registration statement and proxy statement/prospectus and all other relevant documents filed or to be filed with the SEC carefully and in their entirety when they become available, as they will contain important information about the proposed transaction. Copies of the registration statement, proxy statement/prospectus, and other documents filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement dated September 9, 2025
10.1	Sponsor Shareholder Support Agreement, dated September 9, 2025
10.2	Company Shareholder Support Agreement, dated September 9, 2025
10.3	Form of Lock-Up Agreement
10.4	Non-Competition and Non-Solicitation Agreement, dated September 9, 2025
99.1	Press Release, dated September 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pelican Acquisition Corporation

Date: September 10, 2025	By:	/s/ Robert Labbe
	Name:	Robert Labbe
	Title:	Chief Executive Officer